                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                         11 3/8% SENIOR NOTES DUE 2004
                   (PRINCIPAL AMOUNT $1,000 PER SENIOR NOTE)

                                       OF

                                GLOBALSTAR, L.P.
                                      AND

                         GLOBALSTAR CAPITAL CORPORATION

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Issuers' (as defined below) 11 3/8% Senior Notes due 2004 (the "Original Notes") are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- How to Tender" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to Original Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail                      By Hand or Overnight Delivery
               The Bank of New York                                The Bank of New York
              101 Barclay Street, 7E                                101 Barclay Street
             New York, New York 10286                                Corporate Trust
           Attn: Reorganization Section                              Services Window
                  Arwen Gibbons                                        Ground Level
                                                                 New York, New York 10286
                                                              Attn: Reorganization Section,
                                                                      Arwen Gibbons

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (212) 571-3080

                             Confirm by Telephone:
                                 (212) 815-6333

                             For Information Call:
                                 (212) 815-6333

     Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Globalstar, L.P., a Delaware limited partnership, and Globalstar Capital Corporation, a Delaware corporation (together, the "Issuers"), upon the terms and subject to the conditions set
forth in the Prospectus dated             1997 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender."

Aggregate Principal Amount                       Name(s) of Registered Holder(s):
                                                                                --------------
Amount Tendered: $                          *
                                                 ---------------------------------------------
------------------------------
Certificate No.(s)
(if available):
               ------------------------------
:
---------------------------------------------

Total Principal Amount Represented by
Original Notes Certificate(s)
$
---------------------------------------------

If Original Notes will be tendered by book-entry transfer, provide the following information:
DTC Account Number:
                  ---------------------------
Date:
---------------------------------------------

---------------
* Must be in denominations of a Principal Amount of $1,000 and any integral multiple thereof.

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

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
------------------------------------------------------------------
X
------------------------------------------------------------------
SIGNATURE(S) OF OWNER(S)
OR AUTHORIZED SIGNATORY                                                             DATE
Area Code and Telephone Number:
                               ------------------------------------------

     Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                 Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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

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

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Address:
--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Title:
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Area Code and
Tel No.:
--------------------------------------------------------------------------------

Dated:
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     NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM.
           CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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